Critical accounting estimates and judgments	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Critical accounting estimates and judgments
NOTE 5: CRITICAL ACCOUNTING ESTIMATES AND JUDGMENTS
The preparation of the Group’s financial statements requires Management to make judgments, estimates and assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, and the disclosure of contingent liabilities, at the end of the reporting period.
Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. Uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of the asset or liability affected in future periods.
In the process of applying the Group’s accounting policies, Management has made judgments and has used estimates and assumptions concerning the future. The resulting accounting estimates will, by definition, seldom equal the related actual results. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are addressed below.
Going Concern
When assessing going concern, the Board of Directors considers mainly the following factors:

•	The treasury available at the statement of financial position date;

•
The cash burn projected in accordance with the approved budget for next
12-month
period as from the date the financial statements are issued, which are subject to judgments by management while considering all information available at the reporting date such as significant expenses and cash outflows in relation to – among others- the ongoing clinical trials, the continuation of research and development projects, and the scaling-up
of the Company’s manufacturing facilities;

•	The availability of grant funding and outcome of ongoing and future grant applications payback loan to be received for the next 12-month period; and

•	The financial facilities open to the company for raising new funds by capital increase operations.
Revenue
The recognition of revenue relating to license and collaboration agreements involves management estimates and requires judgement as to:

(i)	Classifying the license agreement (right-to-use or right-to-access license) in accordance with ‘Licensing’ Application Guidance set forth in IFRS 15;

(ii)	Identifying the performance obligations comprised in the contract;

(iii)	Estimating probability for (pre-)clinical development or commercial milestone achievement;

(iv)	Determining the agreed variable considerations to be included in the transaction price taking into account the constraining limit of the “highly probable” criteria;

(v)	Allocating the transaction price according to the stand-alone selling price of each of the performance obligations; and

(vi)	Estimating the finance component in the transaction price, based on the contract expected duration and discount rate.
Management makes its judgment taking into account all information available about clinical status of the underlying projects at the reporting date and the legal analysis of each applicable contracts. Further details are contained in note 25.
Recoverable Cash Advances received from the Walloon Region
As explained in note 3, accounting for RCAs requires initial recognition of the fair value of the loan received to determine the benefit of the below-market rate of interest, which shall be measured as the difference between the initial carrying value of the loan and the proceeds received. Loans granted to entities in their early stages of operations, for which there is significant uncertainty about whether any income will ultimately be generated and for which any income which will be generated will not arise until a number of years in the future, normally have high interest rates. Judgment is required to determine a rate which may apply to a loan granted on an open market basis and to determine projected revenue that will derive in the future from the products that benefited from the support of the Walloon Region. The estimated projected revenue by management is similar to the ones used for impairment of non-financial
assets (see note 7).
In accordance with the RCA agreements, the following two components are assessed when calculating estimated future cash flows:

•	30% of the initial RCA, which is repayable when the Group exploits the outcome of the research financed; and

•	A remaining amount, which is repayable based on a royalty percentage of future sales milestones, up to a level of 170% of the initial granted amount.
After initial recognition, RCA liabilities are measured at amortized cost using the cumulative catch up method requiring management to regularly revise its estimates of payments and to adjust the carrying amount of the financial liability to reflect actual and revised estimated cash flows.
Measurement and impairment of
non-financial
assets
With the exception of goodwill and certain intangible assets for which an annual impairment test is required, the Group is required to conduct impairment tests where there is an indication of impairment of an asset. Measuring the fair value of non-financial
assets requires judgement and estimates by management. These estimates could change substantially over time as new facts emerge or new strategies are taken by the Group. Further details (including sensitivity analysis) are contained in note 7.
Contingent consideration provisions
The Group recorded a liability for the estimated fair value of contingent consideration arising from business combinations. The estimated amounts are the expected payments and timing of such payments, determined by considering the possible scenarios of forecast sales and other performance criteria, the amount to be paid under each scenario, and the probability of each scenario, which is then discounted to a net present value. The estimates could change substantially over time as new facts emerge and each scenario develops. Further details on management’s estimations and sensitivity analysis are contained in note 23.
Discontinued operations
In September 2022, the Group’s Manufacturing Business Unit was sold to Cellistic (see note 1). The Group does not present the expenses associated to the Manufacturing Business Unit under discontinued operations within the the consolidated statements of comprehensive income as this business unit was not considered a major line of business for the Group. In reaching this assessment, management had to apply judgment to determine if the Manufacturing Business Unit is major line of business, which included consideration of the size and role of this manufacturing unit. In the previous years, the Group focused its activities on the development of allogenic programs which decreased the manufacturing facilities requirements compared to autologous programs making the business less essential for the Group.
Onerous Contract & Invoice to receive accruals
As of December 31, 2022, the Group recorded a provision for onerous contracts for a total amount of €2.2
million in order to cover the contractual obligations, mainly on clinical activities follow-up
and studies closing costs, after the Group’s decision, in the fourth quarter of 2022, to discontinue the development of its remaining clinical programs
CYAD-02,
CYAD-101
and
CYAD-211
(see notes 21 and 22)

The Group also recognized expenses under comprehensive income statement through accruals for invoices to receive based on estimated amounts of rendered services or delivered goods during the year 2022 but not yet invoiced as per December 31, 2022 (see note 22).
The Group makes these estimates based on the input from the management and communication with the vendors.